SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 10, 2003
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1200 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 9.  REGULATION FD DISCLOSURE

     The Company’s Letter to Shareholders, which accompanies its Annual Report for the Year Ended December 31, 2002, is attached as Exhibit 99.1.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ L. MICHELLE WILSON

L. Michelle Wilson
Senior Vice President

Dated: April 10, 2003

EXHIBIT INDEX

Exhibit
Number	Description

Item 99.1	2002 Letter to Shareholders